Exhibit 99.2

NANOREP TECHNOLOGIES, LTD.

UNAUDITED CONDENSED

CONSOLIDATED FINANCIAL STATEMENTS

AS OF JUNE 30, 2017

NANOREP TECHNOLOGIES, LTD.

UNAUDITED CONDENSED

CONSOLIDATED FINANCIAL STATEMENTS

AS OF JUNE 30, 2017

NANOREP TECHNOLOGIES, LTD.

UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEETS

	June 30, 2017	December 31, 2016
	U.S. dollars
Assets
CURRENT ASSETS:
Cash and cash equivalents	$1,891,567	$4,051,786
Short term cash deposit	705,625	—
Restricted cash	331,047	105,514
Accounts receivable	960,338	689,323
Other current assets	117,522	104,015

TOTAL CURRENT ASSETS	4,006,099	4,950,638
NON-CURRENT ASSETS:
Restricted cash	600,000	—
Severance pay fund	66,785	59,882
Property and equipment, net	75,654	63,230
Capitalized software, net	992,821	754,883
Other assets	153,125	—

TOTAL NON-CURRENT ASSETS	1,888,385	877,995

TOTAL ASSETS	$5,894,484	$5,828,633

Liabilities and Shareholders’ Equity

CURRENT LIABILITIES:
Accounts payable and accruals:
Trade payable	$168,164	$183,205
Other current liabilities	937,760	783,821
Deferred revenues	284,687	208,783
Current maturities of long term loans	410,162	—

TOTAL CURRENT LIABILITIES	1,800,773	1,175,809
NON-CURRENT LIABILITIES:
Long-term loan, net of current maturities	1,236,960	—
Warrant liability	350,000	—
Accrued severance pay	127,761	114,781

TOTAL NON-CURRENT LIABILITIES	1,714,721	114,781

TOTAL LIABILITIES	3,515,494	1,290,590

COMMITMENTS AND CONTINGENT LIABILITIES

SHAREHOLDERS’ EQUITY:
Ordinary shares of NIS 0.01 par value 11,231,000 shares authorized at June 30, 2017 and December 31, 2016; 1,729,427 issued and outstanding at June 30, 2017 and December 31, 2016;	4,765	4,765
Series A preferred shares of 0.01 NIS par value 515,000 shares authorized at June 30, 2017 and December 31, 2016; 502,470 shares issued and outstanding at June 30, 2017 and December 31, 2016	1,349	1,349
Series A-2 preferred shares of 0.01 NIS par value 1,630,000 shares authorized at June 30, 2017 and December 31, 2016; 1,618,120 shares issued and outstanding at June 30, 2017 and December 31, 2016;	4,482	4,482
Series B preferred shares of 0.01 NIS par value 1,624,000 shares authorized at June 30, 2017 and December 31, 2016; 1,361,265 shares issued and outstanding at June 30, 2017 and December 31, 2016	3,602	3,602
Additional paid in capital	12,390,689	12,314,873
Accumulated deficit	(10,025,897)	(7,791,028)

TOTAL SHAREHOLDERS’ EQUITY	2,378,990	4,538,043

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$5,894,484	$5,828,633

The accompanying notes are an integral part of the unaudited condensed consolidated financial statements.

NANOREP TECHNOLOGIES, LTD.

UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

	Six months ended June 30,
	2017	2016
	U.S. dollars

REVENUES	$2,555,056	$1,839,846
COST OF REVENUES	906,870	652,849

GROSS PROFIT	1,648,186	1,186,997
OPERATING COSTS AND EXPENSES:
Research and development	922,166	561,547
Selling and marketing	2,203,913	1,064,046
General and administrative	745,066	471,760

OPERATING LOSS	(2,222,959)	(910,356)
FINANCIAL EXPENSE, net	11,910	109,280

LOSS FOR THE PERIOD	$(2,234,869)	$(1,019,636)

The accompanying notes are an integral part of the unaudited condensed consolidated financial statements.

NANOREP TECHNOLOGIES, LTD.

UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

	Six months ended June 30,
	2017	2016
	U.S. dollars
CASH FLOWS FROM OPERATING ACTIVITIES:
Loss for the period	$(2,234,869)	$(1,019,636)
Adjustments to reconcile net loss to net cash used in operating activities:
Share-based compensation	75,816	51,351
Depreciation	17,171	11,659
Convertible loan interest expense	—	64,230
Capitalized software amortization	167,343	86,947
Other items	22,024	817
Changes in operating assets and liabilities:
Increase in accounts receivable	(271,015)	(226,747)
Increase in other current assets	(13,507)	(3,687)
Increase (decrease) in trade payable	(15,041)	67,014
Increase in other payables	153,939	162,230
Increase (decrease) in accrued severance pay	12,390	(56,430)
Increase (decrease) in deferred revenues	75,904	(48,488)

Net cash used in operating activities	(2,009,845)	(910,740)

CASH FLOWS FROM INVESTING ACTIVITIES:
Change in restricted cash deposits	(815,000)	—
Purchase of short-term cash deposit	(700,000)	—
Purchase of property and equipment	(29,595)	(14,761)
Amounts funded in respect of employee rights upon retirement	(6,313)	27,630
Software capitalization	(405,281)	(189,515)

Net cash used in investing activities	(1,956,189)	(176,646)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from exercise of options	—	3
Long term loan received, net of loan expenses	1,914,076	—
Repayment of loans	(108,261)	(89,304)

Net cash provided by (used in) financing activities	1,805,815	(89,301)

DECREASE IN CASH AND CASH EQUIVALENTS	(2,160,219)	(1,176,687)
CASH AND CASH EQUIVALENTS AT BEGINNING OF THE PERIOD	4,051,786	2,120,063

CASH AND CASH EQUIVALENTS AT END OF PERIOD	$1,891,567	$943,376

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION -
Cash paid for income taxes	$3,495	$—
Cash paid for interest	34,726	4,291

The accompanying notes are an integral part of the unaudited condensed consolidated financial statements.

NANOREP TECHNOLOGIES, LTD.

NOTES TO UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1 - GENERAL:

a.	Nanorep Technologies Ltd. (the “Company”; formerly I.S.Q Technologies Ltd.) was incorporated on March 23, 2009 and began operations during the same month.

b.	In January 2017, the Company established Nanorep Inc., as a wholly owned subsidiary in the United States, that was incorporated as a Delaware corporation.

c.	The Company develops and markets a personalized self-service online customer support platform.

d.	The Company has incurred losses since inception and has negative cash flow from operations. The continuance of the Company’s operation as a going concern is contingent upon receiving additional financing from its shareholders or other third parties. The financial statements do not include any adjustments that might result from the outcome of this uncertainty. See note 8 with regard to the sale of the Company to LogMeIn, Inc.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES:

a.	Principles of Consolidation — The accompanying consolidated financial statements include the results of operations of the Company and its wholly-owned subsidiary. All intercompany transactions and balances have been eliminated in consolidation. The Company has prepared the accompanying consolidated financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

b.	Unaudited Interim Condensed Consolidated Financial Statements — The unaudited condensed consolidated financial statements are not audited but in the opinion of management reflect all adjustments that are of a normal recurring nature and that are considered necessary for a fair statement of the results of the periods presented. Certain information and disclosures normally included in audited financial statements have been omitted in these condensed consolidated financial statements. Because the condensed consolidated financial statements do not include all of the information and disclosures required by U.S. GAAP for annual financial statements, they should be read in conjunction with the year ended December 31, 2016 audited financial statements and notes. The results for the six month period ended June 30, 2017 are not necessarily indicative of a full fiscal year’s results.

c.	Use of Estimates — The preparation of condensed consolidated financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. By their nature, estimates are subject to an inherent degree of uncertainty. Actual results could differ from those estimates.

d.	Concentrations of Credit Risk and Significant Customers — The Company’s principal credit risk relates to its cash, cash equivalents, restricted cash and accounts receivable. Cash, cash equivalents and restricted cash are deposited primarily with financial institutions that management believes to be of high credit quality. To manage accounts receivable credit risk, the Company regularly evaluates the creditworthiness of its customers. As of June 30, 2017, there was no allowance for potential credit losses and there were $17 thousand of write-offs for credit losses during the six-month period ended June 30, 2016.

As of June 30, 2017, one customer accounted for 14% of accounts receivable and there were no customers that represented 10% or more of revenue for the six-month periods ended June 30, 2017 and 2016.

NANOREP TECHNOLOGIES LTD.

NOTES TO UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES (continued):

e.	Comprehensive income — The Company applies ASC 220, which establishes standards for reporting and display of comprehensive income and its components in a full set of general purpose financial statements. There was no difference between the Company’s net loss and its total comprehensive loss for the six months ended June 30, 2017 and 2016, and the Company does not have accumulated other comprehensive income or loss as of these dates.

NOTE 3 - COMMITMENTS AND CONTINGENCIES:

a.	Lease agreements

In July 2015, the Company entered a lease agreement for its offices for a period of 22 months. In March 2017, the Company extended the agreement for an additional 3 years. Rent expenses of the Company for the six months ended June 30, 2017 and 2016 were approximately $55 thousand and $52 thousand, respectively.

In connection with the lease agreement, the Company’s future commitments as of June 30, 2017, are calculated pursuant to the terms in the leases as follows:

Fiscal year ending December 31,	U.S.$
2017 (six months ending December 31)	$58,900
2018	117,800
2019	117,800
2020	29,400

As of June 30, 2017, the Company pledged bank deposits in a total amount of $931 thousand, in consideration of cash deposits for its lease facilities, for credit framework via credit cards and the loan facility.

b.	Royalties to the Office of the Chief Scientist (“the OCS”)

Under the Company’s research and development agreements with the OCS and pursuant to applicable laws, the Company is required to pay royalties at the rate of between 3%-3.5% of sales of products developed with funds provided by the OCS, up to an amount equal to 100% of the OCS research and development grants received, linked to the LIBOR interest. The Company is obligated to repay such royalties received only to the extent that there are sales of its products. Please also refer to note 9a.

NOTE 4 - FINANCIAL EXPENSE, net:

	Six month period ended June 30, 2017	Six month period ended June 30, 2016
Banks and credit card fees	$14,858	$26,646
Exchange rates	(78,719)	14,522
Interest related to loans	75,771	68,512

	$11,910	$109,280

NOTE 5 - DEBT:

a.	In January 2015, the Company signed a loan agreement with Bank “Hapoalim” for an amount of NIS 1,380 thousand for a period of 24 months. The loan was repaid in 24 monthly payments of interest and principal and was fully repaid as of December 31, 2016.

b.	In March 2017, the Company signed a $4,000 thousand financing facility with Bank Mizrahi providing for a $2,000 thousand term loan and a $2,000 thousand Line of Credit. The maturity date of the financing facility is March 2021. In conjunction with the financing facility, a bank guarantee of $800 thousand was deposited with Bank Mizrahi and is reflected as Restricted Cash (current of $200 thousand and non-current of $600 thousand). Loans under the financing facility bear interest at variable rates which reset every 30 days. The average term loan per annum interest rate was 7.48% for the period through June 30, 2017 and the commitment fee on the undrawn portion of the Line of Credit is 0.50% per annum. The Company expects to use the financing facility for general corporate purposes.

NANOREP TECHNOLOGIES LTD.

NOTES TO UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

NOTE 5 - DEBT (continued):

The term loan agreement provides for monthly loan repayments of approximately $41 thousand, of which $108 thousand was repaid as of June 30, 2017. As of June 30, 2017, $1,892 thousand of the term loan was outstanding. Scheduled loan repayments are $223 thousand for the remainder of 2017, $471 thousand in 2018; $508 thousand in 2019, $547 thousand in 2020, and $143 thousand in 2021.

NOTE 6 - FAIR VALUE MEASUREMENTS:

The carrying value of the Company’s financial instruments, including cash equivalents, restricted cash, accounts receivable and accounts payable, approximate their fair values due to their short maturities. The following table summarizes the basis used to measure certain of the Company’s financial assets and warrant liability that are carried at fair value (in thousands):

	Fair Value Measurements as of June 30, 2017
	Level 1	Level 2	Level 3	Total
Short term bank deposit	$705	$—	$—	$705
Warrant liability	—	—	350	350

NOTE 7 - STOCKHOLDERS’ EQUITY:

Warrants

In March 2017, the Company issued 94,721 warrants to Bank Mizrahi in conjunction with entering into the financing facility. The warrants are convertible at Bank Mizrahi’s option into Series B Preferred Shares at an exercise price of $3.695 per warrant. The warrants were initially measured at fair value of $350 thousand and is recorded as a liability on the consolidated financial statements.

Option plan

The following is a summary of the status of the option plan as of June 30, 2017 and the changes during the six-month period then ended:

	Six month period ended June 30, 2017
	Number	Weighted average exercise price
Options outstanding at beginning of year	712,718	$1.18
Changes during the period:
Granted	180,120	$1.40
Exercised	—
Forfeited or expired	(25,044)	$1.29

Options outstanding at June 30 2017	867,794	$1.29

Options exercisable at June 30 2017	368,317	$0.29

The weighted average remaining contractual life of the outstanding options as of June 30, 2017 is 5.77 years. As of June 30, 2017, the unrecognized compensation cost related to unvested stock options was $207 thousand is expected to be recognized over a weighted-average period of 1.91 years.

NANOREP TECHNOLOGIES LTD.

NOTES TO UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

NOTE 8 - TAXES ON INCOME:

a.	The Company has carryforward tax losses in the amount of approximately $7,266 thousand.

b.	The Company had recorded a full valuation allowance against deferred tax assets since the realization of any future benefit from deductible temporary differences, net operating loss and tax credit carry forwards cannot be sufficiently assured at June 30, 2017.

c.	Tax assessments filed by the Company through tax year 2012 are considered to be final.

d.	The Company has no uncertain tax positions.

NOTE 9 - SUBSEQUENT EVENTS:

a.	On July 31, 2017, pursuant to a Stock Purchase Agreement (SPA), all of the outstanding equity interests of the Company were acquired by a subsidiary of LogMeIn, Inc. the ultimate parent company for approximately $45,000 thousand in cash subject to adjustments as defined in the SPA (the “Transaction”). An additional $5,000 thousand in cash is payable in contingent payments which are expected to be paid to key employees of the Company upon their achievement of certain milestone and retention targets over a two-year period following the closing of the transaction.

In conjunction with the transaction, the following occurred:

i.	Pursuant to the SPA, the Company paid $6,089 thousand to the Israel Innovation Authority related to research and development grants received by the Company in 2009 – 2016 in order to release the Company from any obligation if it decides to move the Company’s intellectual property to another country.

ii.	The loan facility with Bank Mizrahi was closed and all amounts outstanding under the term loan were repaid.

iii.	The warrants outstanding with Bank Mizrahi were exercised and converted into 94,721 Series B Preferred Shares.

iv.	Options were accelerated and converted into ordinary shares.

v.	All preferred shareholders converted their shares at the original Price Per Share paid.

b.	The Company evaluated subsequent events through October 10, 2017.